UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2014

THE NAVIGATORS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-15886	13-3138397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, 8th Floor,

Stamford, Connecticut 06901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (203) 905-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure.” This information, including the Exhibit attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On May 7, 2014, The Navigators Group, Inc. issued a press release announcing its earnings for the first quarter of 2014. This press release is attached hereto as exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

See Item 2.02 above.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	First Quarter Earnings Press Release dated May 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.

By:	/s/ Emily B. Miner

Name:	Emily B. Miner
Title:	Senior Vice President and General Counsel

Date:     May 9, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	First Quarter Earnings Press Release dated May 7, 2014.